NOTES PAYABLE	12 Months Ended
Oct. 31, 2010
Notes Payable [Abstract]
Notes Payable [Text Block]
5. NOTES PAYABLE:

Moore Notes

On September 22, 2008, Advaxis entered into an agreement (the “Moore Agreement”) with the Company’s Chief Executive Officer, Thomas Moore, pursuant to which the Company agreed to sell senior promissory notes to Mr. Moore, from time to time (“the Moore Notes”). On June 15, 2009, Mr. Moore and the Company amended the Moore Notes to increase the amounts available pursuant to the Moore Agreement from $800,000 to $950,000 and changed the maturity date of the Moore Notes from June 15, 2009 to the earlier of (i) default under the terms of the Moore Agreement or (ii) the Company’s next equity financing resulting in gross proceeds to the Company of at least $6 million. The Moore Agreement was amended per the terms of the June 18, 2009 Note Purchase Agreement (described below) retroactively to include the same warrant provision provided to investors purchasing notes under the Note Purchase Agreement.

On February 15, 2010, we agreed to amend the terms of the Moore Notes such that (i) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after March 17, 2010, (ii) we would begin to make monthly installment payments of $100,000 on the outstanding principal amount beginning on April 15, 2010; provided, however, that the balance of the principal will be repaid in full on consummation of our next equity financing resulting in gross proceeds to us of at least $6.0 million and (iii) we would retain $200,000 of the repayment amount for investment in our next equity financing.

The Company issued 1,176,471 shares in satisfaction of $200,000 of the aggregate principal amount outstanding under the Moore Notes. For the twelve months ending October 31,2010, the Company paid Mr. Moore $250,000 in principal and $130,000 in interest.  As of October 31, 2010, the Company was not in default under the terms of the Moore Agreement.

Senior Convertible Promissory Notes

Effective June 18, 2009, the Company entered into a Note Purchase Agreement with certain accredited investors, pursuant to which such investors acquired senior convertible promissory notes of the Company in the aggregate principal face amount of $1,131,353, for an aggregate net purchase price of $961,650. At October 31, 2010, the Company had repaid $1,042,529 of these notes and $88,824 in principal value remained outstanding.

Junior Subordinated Convertible Promissory Notes

Additionally, during October 2009, the company entered into Bridge Note agreements whereby certain accredited investors acquired junior subordinated convertible promissory in the aggregate face amounts of approximately $2.1 million for aggregate net purchase prices of approximately $1.8 million.  As of October 31, 2010, all of these October 2009 Bridge Notes had been repaid or converted into the Company’s common stock as described below.

During the year ended October 31, 2010, we issued to certain accredited investors (i) junior unsecured convertible promissory notes in the aggregate principal face amount of approximately $1,462,000 for an aggregate net purchase price of approximately $1,255,000 and (ii) warrants to purchase 3,270,955 shares of our common stock at original exercise prices ranging from $0.17 to $0.25 per share, subject to adjustments upon the occurrence of certain events.  As a result of the latest round of equity financing with Optimus in September 2010, under the Series B Preferred Stock Purchase Agreement (see Note 11 – Shareholders’ Equity), the Company issued an additional 616,136 warrants to these bridge note holders due to a decrease in the exercise price of their warrants, to $0.15 per share. The company recognized non-cash warrant expense in the income statement for all additional warrants issued to bridge note holders as a result of the above equity financing (See Note 6 for additional information). The bridge notes were issued with original issue discounts ranging from 6% to 18% and are convertible into shares of our common stock.  These notes mature on or before May 31, 2011.

During the twelve months ended October 31, 2010, the company repaid a total of approximately $1,542,000 in principal value and converted $2,420,000 in principal value into 14,237,489 shares of our common stock.  At October 31, 2010, approximately $777,000 in principal value remains and is classified as a current liability on the balance sheet.  The indebtedness represented by these bridge notes is expressly subordinate to our currently outstanding senior secured indebtedness (approximately $89,000 at October 31, 2010).

As of October 31, 2010, all Bridge Notes were originally issued with an original issue discounts ranging from 6% to 18%. Each Investor paid between $0.82 and $.94 for each $1.00 of principal amount of notes purchased at the closing. The bridge notes are convertible into shares of the Company’s common stock at an exercise price contingent on the completion of an equity financing. As a result of the latest round of equity financing with Optimus in September 2010, under the Series B Preferred Stock Purchase Agreement (see Note 11 – Shareholders’ Equity), all the outstanding bridge notes, at October 31, 2010, are convertible into shares of the Company’s common stock at an exercise price of $0.15 per share.  For every dollar invested, each Investor received warrants to purchase 2 ½ shares of common stock (the “Bridge Warrants”) subject to adjustments upon the occurrence of certain events as more particularly described below and in the form of Warrant. As of October 31, 2010 all Bridge Note warrants have an exercise price of $.15 per share. The Bridge Notes may be prepaid in whole or in part at the option of the Company without penalty at any time prior to the Maturity Date. The warrants may be exercised on a cashless basis under certain circumstances.

We refer to all Senior Convertible Promissory Notes and Junior Subordinated Convertible Promissory Notes as “Bridge Notes”.  Activity related to the Bridge Notes from issuance is as follows:

Bridge Note – Principal Value - Issued	$4,740,058
Principal payments on Bridge Notes	(1,542,531)
Bridge Note Conversions	(2,420,373)
Original Issue Discount, net of accreted interest	(21,937)
Fair Value of Attached Warrants at issuance	(1,652,547)
Fair Value of Embedded Derivatives at issuance	(2,158,689)
Accreted interest on embedded derivative and warrant liabilities	3,726,446

Convertible Bridge Notes- as of October 31, 2010	$670,428
Embedded Derivatives Liability at October 31, 2010	81,028
Convertible Bridge Notes and fair value of embedded derivative	$751,456

BioAdvance Note

BioAdvance Biotechnology Greenhouse of Southeastern Pennsylvania Notes (“BioAdvance”) received notes from the Company for $10,000 dated November 13, 2003 and $40,000 dated December 17, 2003 that were each due on the fifth anniversary date thereof. During November 2009, the Company paid $14,788 in full payment of the November 13, 2003 note and BioAdvance agreed to extend the remaining note. During the twelve months ending October 31, 2010, the Company paid $10,000 in accrued interest on the remaining note. As of October 31, 2010, the Company owes approximately $40,000 in principal and $11,000 in interest to BioAdvance. The terms of the outstanding note calls for accrual of 8% interest per annum on the unpaid principal.